EXHIBIT 10.3



                             FOURTH AMENDMENT TO
                AMENDED AND RESTATED PURCHASE & SALE AGREEMENT


      THIS FOURTH AMENDMENT TO AMENDED AND RESTATED PURCHASE & SALE AGREEMENT (herein called this "Amendment") made as of the 18 day of June, 2003, by and among Performance Interconnect Corp., a Texas corporation. ("PI"), Performance Interconnect Corp. of North Texas, Inc., a Texas corporation ("PINT"), North Texas PC Dynamics Inc., a Texas corporation ("NTPCD"; PI PINT and NTPCD are sometimes collectively referred to herein as "Seller"), Third Millenium Development Corp., a Texas corporation ("Third Millenium") and Fidelity Funding Business Credit, Ltd. dba USA Funding, Ltd., a. Texas limited partnership ("Purchaser"),

                                 WITNESSETH:

      WHEREAS, PI and I-Con Industries, Inc., with PI being the surviving entity, and Purchaser entered into that certain Amended and Restated Purchase & Sale Agreement dated as of March 31, 1998, as amended by a First Amendment to Amended and Restated Purchase & Sale Agreement dated as of December 23, 1998, a Second Amendment to Purchase & Sale Agreement dated as of October 4, 2000, and a Third Amendment to Purchase & Sale Agreement dated as of May 7, 2001 (as so amended, the "Original Agreement"), for the purposes and consideration therein expressed, pursuant to which Purchaser made certain financial accommodations to PI as therein provided; and

      WHEREAS, pursuant to an Assumption, Ratification and Amendment Agreement dated as of May 16, 2002, by and among PI, PINT, NTPCD and Purchaser, PINT and NTPCD agreed that they were jointly and severally liable with PI for the payment and performance of all obligations of each of PI, PINT and NTPCD arising out of the Original Agreement and that they were bound by the provisions of the Original Agreement; and

      WHEREAS, Borrower and Purchaser desire to amend the Original Agreement to provide for an additional advance to be made to Third Millenium under the Term Loan;

      NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Agreement, in consideration of the financial accommodations which may hereafter be made by Purchaser to Seller and Third Millenium, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged., the parties hereto do hereby agree as follows:


                                  ARTICLE I.

                          Definitions and References
                          --------------------------

      S 1.1 Terms Defined in the Original Agreement. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Agreement shall have the same meanings whenever used in this Amendment.

      S 1.2. Other Defined Terms. Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this S 1.2.

           "Amendment" means this Fourth Amendment to Amended and Restated Purchase & Sale Agreement.

           "Purchase Agreement" means the Original Agreement as amended hereby.


                                  ARTICLE II.

                       Amendments to Original Agreement
                       --------------------------------

      S 2.1. Term Loan. Section 24(a) of the Original Agreement is hereby amended in its entirely to read as follows:

          Purchaser made an advance to seller on or about October 4, 2000, in an aggregate amount of not more than $750,000 (the "Initial Advance"). Subject to the terms and conditions hereof, Purchaser agrees to make an advance to Third Millenium Development Corp., a Texas corporation ("Third Millenium") on or about __________ 2003, in the amount of $125,000 (the "Third Millenium Advance") the Third Millenium Advance and the initial Advance are sometimes herein collectively called the "Term Loan"). Third Millenium will advance all funds received under the Third Milleniurn Advance to PINT and NTPCD, which advance will be evidenced by a promissory note payable to Third Millenium and be subordinated to all obligations of PINT and NTPCD to Purchaser. Seller and Third Millenium hereby agree to repay to Purchaser the Term Loan, together with interest thereon, in the manner provided herein. The principal owing hereunder in respect of the Term Loan at any given time shall equal the aggregate initial amount of the Term Loan minus all principal payments thereon received by Purchaser hereunder. Amounts repaid in respect of the Term Loan may not be reborrowed hereunder.


                                 ARTICLE III.

                         Conditions of Effectiveness
                         ---------------------------

      S 3.1. Effective Date. This Amendment shall become effective as of the date first above written, when and only when (i) Purchaser shall have received, at Purchaser's office, a counterpart of this Amendment executed and delivered by Seller, and (ii) Purchaser shall have additionally received all of the following documents, each document (unless otherwise indicated) being dated the date of receipt thereof by Purchaser, duly authorized, executed, and delivered, and in form and substance satisfactory to Purchaser:

           (a) General Continuing Guaranty by Third Millennium Development Corp. in favor of Purchaser;

           (b) Environmental Indemnity Agreement by Third Millennium Development Corp. in favor of Purchaser;

           (c) Deed of Trust, Security Agreement and Fixture Filing by Third Millennium Development Corp. for the benefit of Purchaser (the "Deed of Trust");

           (d) Certificate of Corporate Resolution, of Third Millemiium Development Corp.;

           (e) Certification, of Non-Foreign Status by Third Millennium Development Corp.

           (f) Assignment of Promissory Note by Third Millenium Development in favor of Purchaser, together with the original promissory note assigned by Third Millenium Development to Purchaser; and

           (g) Mortgagee Title Insurance Policy showing Purchaser as the insured, in the amount of $125,000 and written by a title insurance underwriter satisfactory to Purchaser insuring a valid first lien upon the property covered by the Deed of Trust.


                                 ARTICLE IV.

                        Representations and Warranties
                        ------------------------------
      S 4.1. Representations and Warranties of Seller. In order to induce Purchaser to enter into this Amendment Seller represents and warrants to Purchaser that:

           (a) The representations and warranties contained in Section 5 of the Original Agreement are true and correct at and as of the time of the effectiveness hereof.

           (b) Seller is duly authorized to execute and deliver this Amendment and is and will continue to be duly authorized to borrow and, to perform its obligations under the Purchase Agreement. Seller has duly taken all corporate action necessary to authorize the execution and delivery of this Amendment and, to authorize the performance of the obligations of Seller hereunder.

           (c) The execution, and delivery by Seller of this Amendment, the performance by Seller of its obligations hereunder and the consummation of the transactions contemplated hereby do not and will not conflict with any provision of law, statute, rule or regulation or of the organizational documents of Seller, or of any material agreement, judgment, license, order or permit applicable to or binding upon Seller, or result in the creation of any lien, charge or encumbrance upon any assets or properties of Seller. Except for those which have been, duly obtained, no consent, approval, authorization or order of any court or governmental authority or third party is required in connection with the execution and delivery by Seller of this Amendment or to consummate the transactions contemplated hereby.

           (d) When duly executed and delivered, each of this Amendment and the Purchase Agreement will be a legal and binding instrument and agreement of Seller, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency and similar laws applying to creditors' rights generally and by principles of equity applying to creditors' rights generally.


                                  ARTICLE V.

                                Miscellaneous
                                -------------

 S 5.1. Ratification of Agreements The Original Agreement as hereby amended is hereby ratified and confirmed in all respects. The execution, delivery and effectiveness of this Amendment shall not except as expressly provided herein, operate as a waiver of any right, power or remedy of Purchaser under the Purchase Agreement nor constitute a waiver of any provision of the Purchase Agreement.

 S 5.2. Survival of Agreements. All representations, warranties, covenants and agreements of Seller herein, shall survive the execution and delivery of this Amendment and the performance hereof. All, statements and, agreements contained in any certificate or instrument delivered by Seller hereunder or under the Purchase Agreement to Purchaser shall be deemed to constitute representations and warranties by, or agreements and covenants of, Seller under this Amendment and under the Purchase Agreement.

 S 5.3. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Texas and any applicable laws of the United States of America in all respects, including construction, validity and performance.

 S 5.4. Counterparts. This Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment.

 THIS AMENDMENT, THE ORIGINAL AGREEMENT AND THE OTHER DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.


 IN WITNESS WHEREOF, this Amendment is executed as of the date flrst above written.

                         PERFORMANCE INTERCONNECT CORP.

                         By: _________________________________
                             D. Ronald Allen
                             President


                         NORTH TEXAS PC DYNAMICS, INC.

                         By: _________________________________
                             D.Ronald Allen
                             President


                         PERFORMANCE INTERCONNECT CORP. OF
                         NORTH TEXAS, INC.

                         By: _________________________________
                             D.Ronald Allen
                             President


                         THIRD MILLENIUM DEVELOPMENT CORP.

                         By: _________________________________
                             D.Ronald Allen
                             President


                         FIDELITY FUNDING BUSINESS CREDIT, LTD.
                         dba USA Funding Ltd.


                         By: _________________________________
                             James M. Kitchens
                             President FFBC, Inc. General Partner